                                                                    Exhibit 99.9

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[313,380,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-5

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                                 JULY [13], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $24,672,329
Aggregate Original Principal Balance      $24,672,372
Number of Mortgage Loans                           87

                                          MINIMUM    MAXIMUM   AVERAGE (1)
                                          -------   --------   -----------
Original Principal Balance                $51,750   $863,200      $283,590
Outstanding Principal Balance             $51,750   $863,200      $283,590

                                          MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                                          -------   -------   --------------------
Original Term (mos)                           360       360                    360
Stated remaining Term (mos)                   349       359                    359
Loan Age (mos)                                  1        11                      1
Current Interest Rate                       5.500%   10.375%                 7.285%
Initial Interest Rate Cap(4)                3.000%    3.000%                 3.000%
Periodic Rate Cap(4)                        1.000%    1.000%                 1.000%
Gross Margin(4)                             4.500%    9.250%                 6.313%
Maximum Mortgage Rate(4)                   11.500%   16.250%                13.267%
Minimum Mortgage Rate(4)                    5.500%   10.250%                 7.267%
Months to Roll(4)                              13        59                     25
Original Loan-to-Value                      27.08%   100.00%                 77.92%
Combined Loan-to-Value                      27.08%   100.00%                 97.15%
Credit Score (3)                              543       800                    687

                                           EARLIEST      LATEST
                                          ----------   ----------
Maturity Date                             08/01/2035   06/01/2036

                                            PERCENT OF
                                          MORTGAGE POOL
                                          -------------
LIEN POSITION
1st Lien                                         100.00%
2nd Lien                                           0.00%

OCCUPANCY
Primary                                           95.53%
Second Home                                        2.37%
Investment                                         2.10%

LOAN TYPE
Fixed Rate                                         1.15%
ARM                                               98.85%

AMORTIZATION TYPE
Fully Amortizing                                   0.00%
Interest Only                                    100.00%
15/30 Balloon                                      0.00%
30/40 Balloon                                      0.00%

YEAR OF ORIGINATION
2004                                               0.00%
2005                                               0.44%
2006                                              99.56%

LOAN PURPOSE
Purchase                                          88.25%
Refinance - Rate Term                              0.92%
Refinance - Cashout                               10.83%

PROPERTY TYPE
Single Family Residence                           68.14%
Condominium                                       11.01%
Planned Unit Development                          17.55%
2-4 Family                                         3.30%
Townhouse                                          0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------            --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
 5.500% or less                  1      166,800        0.68     5.500       707      166,800     80.00     55.34   100.00   100.00
 5.501% to  6.000%               2      419,250        1.70     5.968       649      209,625     76.29     55.40   100.00   100.00
 6.001% to  6.500%               8    2,878,410       11.67     6.391       726      359,801     77.73     43.93   100.00   100.00
 6.501% to  7.000%              23    6,964,354       28.23     6.895       698      302,798     77.90     45.99    78.60   100.00
 7.001% to  7.500%              17    6,143,988       24.90     7.339       705      361,411     77.92     43.65    37.63   100.00
 7.501% to  8.000%              25    6,595,854       26.73     7.775       657      263,834     77.28     45.99    62.36   100.00
 8.001% to  8.500%               3      547,020        2.22     8.319       645      182,340     78.62     42.94    27.70   100.00
 8.501% to  9.000%               3      348,418        1.41     8.658       587      116,139     80.54     44.13   100.00   100.00
 9.001% to  9.500%               1      125,984        0.51     9.375       561      125,984     90.00     50.40   100.00   100.00
 9.501% to 10.000%               2      315,500        1.28     9.727       672      157,750     78.23     46.42    18.70   100.00
10.001% to 10.500%               2      166,750        0.68    10.336       584       83,375     92.24     43.81   100.00   100.00
                               ---   ----------      ------    ------       ---      -------     -----     -----   ------   ------
TOTAL:                          87   24,672,329      100.00     7.285       687      283,590     77.92     45.31    65.72   100.00
                               ===   ==========      ======    ======       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.500% per annum to 10.375% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.285% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
349 to 360                      87   24,672,329      100.00     7.285       687      283,590     77.92     45.31    65.72   100.00
                               ---   ----------      ------     -----       ---      -------     -----     -----    -----   ------
TOTAL:                          87   24,672,329      100.00     7.285       687      283,590     77.92     45.31    65.72   100.00
                               ===   ==========      ======     =====       ===      =======     =====     =====    =====   ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 349 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 359 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF ORIGINAL            OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOAN PRINCIPAL   MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
BALANCES                    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------   --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
$50,001 to $100,000              5      368,550        1.49     8.634       609       73,710     74.36     42.78   100.00   100.00
$100,001 to $150,000            11    1,373,632        5.57     7.765       637      124,876     80.27     43.24    90.39   100.00
$150,001 to $200,000            17    2,905,860       11.78     7.478       651      170,933     77.44     45.11    69.55   100.00
$200,001 to $250,000            15    3,364,604       13.64     7.499       683      224,307     76.63     46.44    66.94   100.00
$250,001 to $300,000             9    2,392,250        9.70     7.430       707      265,806     79.45     45.20    43.45   100.00
$300,001 to $350,000             6    1,872,224        7.59     6.764       666      312,037     77.53     46.75    83.66   100.00
$350,001 to $400,000             3    1,085,250        4.40     7.583       693      361,750     76.66     39.42    33.52   100.00
$400,001 to $450,000             5    2,073,650        8.40     6.978       697      414,730     77.03     46.94    78.97   100.00
$450,001 to $500,000             5    2,388,000        9.68     7.202       723      477,600     80.00     41.09    39.53   100.00
$500,001 to $550,000             2    1,020,600        4.14     6.623       694      510,300     77.52     48.38   100.00   100.00
$550,001 to $600,000             2    1,143,960        4.64     6.886       732      571,980     80.00     39.97    48.95   100.00
$600,001 to $650,000             5    3,117,348       12.63     7.207       694      623,470     75.99     47.84    80.11   100.00
$700,001 to $750,000             1      703,200        2.85     6.990       664      703,200     80.00     52.19   100.00   100.00
$850,001 to $900,000             1      863,200        3.50     7.625       714      863,200     80.00     47.00     0.00   100.00
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                          87   24,672,329      100.00     7.285       687      283,590     77.92     45.31    65.72   100.00
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $51,750 to approximately $863,200 and the average outstanding principal balance of the Mortgage Loans was approximately $283,590.

PRODUCT TYPES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
30 Year Fixed Loans              2      283,000        1.15     8.891       559      141,500     84.38     47.69   100.00   100.00
2/28 LIBOR Loans                73   20,753,079       84.11     7.323       687      284,289     77.65     45.43    62.06   100.00
3/27 LIBOR Loans                 9    2,727,100       11.05     6.994       696      303,011     79.40     44.54    78.59   100.00
5/25 LIBOR Loans                 3      909,150        3.68     6.810       699      303,050     77.79     44.19   100.00   100.00
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                          87   24,672,329      100.00     7.285       687      283,590     77.92     45.31    65.72   100.00
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======   ======

AMORTIZATION TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE           LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------         --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
60 Month Interest-Only          85   24,389,329       98.85     7.267       688      286,933     77.85     45.28    65.33   100.00
120 Month Interest-Only          2      283,000        1.15     8.891       559      141,500     84.38     47.69   100.00   100.00
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                          87   24,672,329      100.00     7.285       687      283,590     77.92     45.31    65.72   100.00
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======   ======

ADJUSTMENT TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------           --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                             85   24,389,329       98.85     7.267       688      286,933     77.85     45.28    65.33   100.00
Fixed Rate                       2      283,000        1.15     8.891       559      141,500     84.38     47.69   100.00   100.00
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                          87   24,672,329      100.00     7.285       687      283,590     77.92     45.31    65.72   100.00
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======   ======

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
GEOGRAPHIC                MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------              --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Arizona                          3      342,500        1.39     8.068       633      114,167     68.67     47.96    61.46   100.00
California                      46   16,230,252       65.78     7.069       694      352,832     77.10     45.60    71.27   100.00
Colorado                         5      998,450        4.05     7.211       682      199,690     80.00     50.86    59.97   100.00
Florida                          8    2,329,688        9.44     7.864       681      291,211     80.16     43.28    62.38   100.00
Idaho                            2      265,080        1.07     6.802       711      132,540     77.90     46.39   100.00   100.00
Maryland                         1      167,900        0.68     8.000       603      167,900     79.99     55.47   100.00   100.00
Minnesota                        1      175,120        0.71     7.625       745      175,120     80.00     36.23   100.00   100.00
Nevada                           2      349,500        1.42     7.762       660      174,750     77.75     40.68    45.06   100.00
North Carolina                   3      765,500        3.10     7.379       693      255,167     78.81     36.86    23.71   100.00
Ohio                             8      929,504        3.77     8.283       622      116,188     85.23     45.88    77.24   100.00
Oregon                           1      176,250        0.71     7.250       619      176,250     75.00     38.93     0.00   100.00
Tennessee                        2      355,584        1.44     7.946       619      177,792     75.00     50.15   100.00   100.00
Utah                             1      135,000        0.55     6.999       696      135,000     75.00     35.12   100.00   100.00
Washington                       4    1,452,000        5.89     7.673       695      363,000     80.00     46.39    15.81   100.00
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                          87   24,672,329      100.00     7.285       687      283,590     77.92     45.31    65.72   100.00
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======   ======

No more than approximately 3.50% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------      --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   1       59,000        0.24     9.625       547       59,000     27.08     49.73   100.00   100.00
60.01% to 65.00%                 2      402,000        1.63     7.990       617      201,000     63.81     46.62   100.00   100.00
70.01% to 75.00%                35    9,839,880       39.88     7.170       674      281,139     74.98     45.11    87.40   100.00
75.01% to 80.00%                44   13,691,164       55.49     7.231       701      311,163     80.00     45.38    49.16   100.00
85.01% to 90.00%                 4      565,284        2.29     9.221       642      141,321     89.73     44.88    54.62   100.00
95.01% to 100.00%                1      115,000        0.47    10.375       582      115,000    100.00     49.64   100.00   100.00
                               ---   ----------      ------    ------       ---      -------    ------     -----   ------   ------
TOTAL:                          87   24,672,329      100.00     7.285       687      283,590     77.92     45.31    65.72   100.00
                               ===   ==========      ======    ======       ===      =======    ======     =====   ======   ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 27.08% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 0.00%.

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------      --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   1       59,000        0.24     9.625       547       59,000     27.08     49.73   100.00   100.00
60.01% to 65.00%                 2      402,000        1.63     7.990       617      201,000     63.81     46.62   100.00   100.00
70.01% to 75.00%                 3      726,750        2.95     7.346       639      242,250     74.69     51.21   100.00   100.00
75.01% to 80.00%                 2      944,000        3.83     7.386       701      472,000     80.00     34.43   100.00   100.00
85.01% to 90.00%                 5    1,149,284        4.66     8.283       673      229,857     84.79     39.71    26.87   100.00
90.01% to 95.00%                 2      458,000        1.86     7.498       674      229,000     80.00     43.54    33.19   100.00
95.01% to 100.00%               72   20,933,294       84.85     7.199       690      290,740     77.93     45.90    65.08   100.00
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                          87   24,672,329      100.00     7.285       687      283,590     77.92     45.31    65.72   100.00
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 27.08% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 97.15%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. Approximately 88.60% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.62%.

DEBT-TO-INCOME RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------         --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.01% to 25.00%                 3      774,370        3.14     7.209       665      258,123     75.00     21.08   100.00   100.00
25.01% to 30.00%                 2      755,750        3.06     6.990       735      377,875     77.99     29.10   100.00   100.00
30.01% to 35.00%                 3      827,750        3.35     7.671       692      275,917     79.69     34.16     6.25   100.00
35.01% to 40.00%                10    2,301,388        9.33     7.526       654      230,139     77.03     38.03    84.35   100.00
40.01% to 45.00%                14    3,682,220       14.92     7.282       695      263,016     78.75     42.17    57.67   100.00
45.01% to 50.00%                34   10,131,252       41.06     7.299       700      297,978     78.07     47.71    53.09   100.00
50.01% to 55.00%                16    5,211,649       21.12     7.311       670      325,728     77.73     51.89    80.63   100.00
55.01% to 60.00%                 5      987,950        4.00     6.419       660      197,590     77.24     55.39   100.00   100.00
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                          87   24,672,329      100.00     7.285       687      283,590     77.92     45.31    65.72   100.00
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 20.27% to 55.47% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 45.31%.

LOAN PURPOSE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------              --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                        74   21,773,205       88.25     7.310       691      294,232     78.16     45.12    61.16   100.00
Refinance - Cashout             12    2,671,124       10.83     7.047       652      222,594     75.77     47.42   100.00   100.00
Refinance - Rate Term            1      228,000        0.92     7.750       661      228,000     80.00     38.37   100.00   100.00
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                          87   24,672,329      100.00     7.285       687      283,590     77.92     45.31    65.72   100.00
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======   ======

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family                   57   16,811,311       68.14     7.232       690      294,935     78.15     45.55    63.19   100.00
Planned Unit Development        16    4,330,608       17.55     7.493       670      270,663     77.79     43.92    64.90   100.00
Condo                           12    2,716,660       11.01     7.431       685      226,388     78.47     44.81    72.42   100.00
Two- to Four-Family              2      813,750        3.30     6.792       719      406,875     72.07     49.45   100.00   100.00
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                          87   24,672,329      100.00     7.285       687      283,590     77.92     45.31    65.72   100.00
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======   ======

DOCUMENTATION

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation              50   12,792,137       51.85     7.252       671      255,843     76.76     45.35   100.00   100.00
No Income Verification          24    8,096,720       32.82     7.487       718      337,363     79.66     45.59     0.00   100.00
Full Documentation -
   Bank Statements              11    3,423,222       13.87     6.885       678      311,202     78.18     45.15   100.00   100.00
Limited Income
   Verification                  2      360,250        1.46     7.761       627      180,125     77.55     39.10     0.00   100.00
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                          87   24,672,329      100.00     7.285       687      283,590     77.92     45.31    65.72   100.00
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======   ======

OCCUPANCY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------                 --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                         83   23,570,079       95.53     7.244       687      283,977     77.87     45.52    67.69   100.00
Second Home                      1      584,000        2.37     7.375       704      584,000     80.00     34.71     0.00   100.00
Investment                       3      518,250        2.10     9.087       667      172,750     77.82     47.73    50.51   100.00
                               ---   ----------      ------     -----       ---      -------     -----     -----    -----   ------
TOTAL:                          87   24,672,329      100.00     7.285       687      283,590     77.92     45.31    65.72   100.00
                               ===   ==========      ======     =====       ===      =======     =====     =====    =====   ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------        --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
 1                              72   21,367,710       86.61     7.198       693      296,774     77.93     45.11    65.67   100.00
 2                               4    1,222,966        4.96     7.701       647      305,742     76.44     48.97    84.95   100.00
 3                               8    1,823,652        7.39     7.964       660      227,957     79.81     44.69    48.64   100.00
 4                               2      150,000        0.61     9.094       565       75,000     64.25     44.83   100.00   100.00
11                               1      108,000        0.44     5.875       603      108,000     80.00     55.24   100.00   100.00
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                          87   24,672,329      100.00     7.285       687      283,590     77.92     45.31    65.72   100.00
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------------       --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                             5    1,155,770        4.68     7.556       687      231,154     78.57     37.59    28.52   100.00
12 Months                       13    4,036,154       16.36     7.440       691      310,473     77.54     45.06    64.49   100.00
24 Months                       47   14,532,370       58.90     7.256       690      309,199     77.48     45.14    60.33   100.00
36 Months                       22    4,948,034       20.05     7.184       672      224,911     79.39     47.80    91.25   100.00
                               ---   ----------      ------     -----       ---      -------     -----     -----    -----   ------
TOTAL:                          87   24,672,329      100.00     7.285       687      283,590     77.92     45.31    65.72   100.00
                               ===   ==========      ======     =====       ===      =======     =====     =====    =====   ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.

CREDIT SCORES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
526 to 550                       2      227,000        0.92     8.330       544      113,500     61.57     47.24   100.00   100.00
551 to 575                       1      125,984        0.51     9.375       561      125,984     90.00     50.40   100.00   100.00
576 to 600                       6      727,968        2.95     8.722       584      121,328     78.84     43.84   100.00   100.00
601 to 625                       8    1,666,350        6.75     7.664       609      208,294     77.73     45.68    89.42   100.00
626 to 650                       9    2,619,534       10.62     7.607       642      291,059     74.65     44.29    92.98   100.00
651 to 675                      16    5,058,874       20.50     7.202       664      316,180     77.99     45.48    85.33   100.00
676 to 700                      19    4,896,090       19.84     7.199       684      257,689     77.37     46.98    61.67   100.00
701 to 725                      13    4,441,548       18.00     7.174       710      341,658     80.20     44.38    32.18   100.00
726 to 750                       6    1,912,070        7.75     6.920       741      318,678     78.42     46.77    53.29   100.00
751 to 775                       1      559,960        2.27     6.375       762      559,960     80.00     45.45   100.00   100.00
776 to 800                       6    2,436,950        9.88     7.091       790      406,158     78.16     42.96    35.47   100.00
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                          87   24,672,329      100.00     7.285       687      283,590     77.92     45.31    65.72   100.00
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======   ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 543 to 800 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 687.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
4.001% to 4.500%                 1      166,800        0.68     5.500       707      166,800     80.00     55.34   100.00   100.00
4.501% to 5.000%                 2      419,250        1.72     5.968       649      209,625     76.29     55.40   100.00   100.00
5.001% to 5.500%                 7    2,638,410       10.82     6.381       725      376,916     77.52     43.66   100.00   100.00
5.501% to 6.000%                20    5,750,330       23.58     6.860       703      287,517     77.65     45.32    81.75   100.00
6.001% to 6.500%                20    7,334,812       30.07     7.273       698      366,741     78.29     44.48    45.33   100.00
6.501% to 7.000%                22    5,825,154       23.88     7.731       663      264,780     77.19     45.73    64.22   100.00
7.001% to 7.500%                 6    1,412,920        5.79     8.035       666      235,487     78.18     46.37    25.19   100.00
7.501% to 8.000%                 3      348,418        1.43     8.658       587      116,139     80.54     44.13   100.00   100.00
8.001% to 8.500%                 1      125,984        0.52     9.375       561      125,984     90.00     50.40   100.00   100.00
8.501% to 9.000%                 2      315,500        1.29     9.727       672      157,750     78.23     46.42    18.70   100.00
9.001% or greater                1       51,750        0.21    10.250       587       51,750     75.00     30.86   100.00   100.00
                               ---   ----------      ------    ------       ---      -------     -----     -----   ------   ------
TOTAL:                          85   24,389,329      100.00     7.267       688      286,933     77.85     45.28    65.33   100.00
                               ===   ==========      ======    ======       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 9.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.313% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------          --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
11.500% or less                  1      166,800        0.68     5.500       707      166,800     80.00     55.34   100.00   100.00
11.501% to 12.000%               2      419,250        1.72     5.968       649      209,625     76.29     55.40   100.00   100.00
12.001% to 12.500%               8    2,878,410       11.80     6.391       726      359,801     77.73     43.93   100.00   100.00
12.501% to 13.000%              23    6,964,354       28.55     6.895       698      302,798     77.90     45.99    78.60   100.00
13.001% to 13.500%              17    6,143,988       25.19     7.339       705      361,411     77.92     43.65    37.63   100.00
13.501% to 14.000%              24    6,427,854       26.36     7.772       660      267,827     77.37     45.98    61.38   100.00
14.001% to 14.500%               3      547,020        2.24     8.319       645      182,340     78.62     42.94    27.70   100.00
14.501% to 15.000%               3      348,418        1.43     8.658       587      116,139     80.54     44.13   100.00   100.00
15.001% to 15.500%               1      125,984        0.52     9.375       561      125,984     90.00     50.40   100.00   100.00
15.501% to 16.000%               2      315,500        1.29     9.727       672      157,750     78.23     46.42    18.70   100.00
16.001% to 16.500%               1       51,750        0.21    10.250       587       51,750     75.00     30.86   100.00   100.00
                               ---   ----------      ------    ------       ---      -------     -----     -----   ------   ------
TOTAL:                          85   24,389,329      100.00     7.267       688      286,933     77.85     45.28    65.33   100.00
                               ===   ==========      ======    ======       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 17.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.267% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------           --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
August 2007                      1      108,000        0.44     5.875       603      108,000     80.00     55.24   100.00   100.00
March 2008                       2      150,000        0.62     9.094       565       75,000     64.25     44.83   100.00   100.00
April 2008                       7    1,708,652        7.01     7.801       665      244,093     78.46     44.36    45.18   100.00
May 2008                         4    1,222,966        5.01     7.701       647      305,742     76.44     48.97    84.95   100.00
June 2008                       59   17,563,460       72.01     7.243       693      297,686     77.75     45.23    61.56   100.00
June 2009                        9    2,727,100       11.18     6.994       696      303,011     79.40     44.54    78.59   100.00
June 2011                        3      909,150        3.73     6.810       699      303,050     77.79     44.19   100.00   100.00
                               ---   ----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                          85   24,389,329      100.00     7.267       688      286,933     77.85     45.28    65.33   100.00
                               ===   ==========      ======     =====       ===      =======     =====     =====   ======   ======